EXHIBIT 31.1

CERTIFICATION OF DENISE L. RAMOS PURSUANT TO SEC. 302

OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Denise L. Ramos, Certify that:

1. I have reviewed this annual report on Form 10-K/A of ITT Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ DENISE L. RAMOS
Denise L. Ramos Chief Executive Officer and President

Date: July 19, 2013